EXHIBIT 32.2

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906
of The Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Annual Report of Friedman Industries, Incorporated (the “Company”) on Form 10-K for the fiscal year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ben Harper, Senior Vice President-Finance and Secretary/Treasurer for the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Ben Harper
Senior Vice President — Finance
and Secretary/Treasurer

Dated: June 27, 2006